Exhibit 99.1

Welcome to the Virtual Annual Meeting of Shareholders Thursday, May 26, 2022 at 1:00 p.m. Pacific Daylight Time (PDT) 1

Virtual Annual Meeting of Shareholders DRAFT 05/18/20 3:30 PM Agenda 1. Call to Order and Opening Remarks 2. New Business / Proposals a. To elect 11 members of the Board of Directors, each for a term of one year; b. To approve an advisory proposal on the Company’s 2021 executive compensation; c. To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022 3. Voting on Proposals 4. Closing of the Formal Meeting / Begin Presentation

Virtual Annual Meeting of Shareholders Presentation May 26, 2022 3

4 Forward Looking Statement Disclaimer Forward - looking statements are based on management’s knowledge and belief as of today and include information concerning Heritage Commerce Corp, the holding company (the “Company”) for Heritage Bank of Commerce (the “Bank”), possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward - looking statements are subject to risks and uncertainties. For a discussion of risk factors which could cause results to differ, please see the Company’s reports on Forms 10 - K and 10 - Q as filed with the Securities and Exchange Commission and the Company’s press releases. Readers should not place undue reliance on the forward - looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward - looking statements to reflect subsequent events or circumstances.

5 Heritage Commerce Corp Snapshot Headquartered in San Jose, California (1) Tangible Common Equity (2) Tax Equivalent Yield At or for the Quarter Ended March 31, 2022 n Total Assets 5.4$ billion n Total Loans 3.0$ billion n Total Deposits 4.7$ billion n Total Shareholders' Equity 601.1$ million n TCE (1) /Tangible Assets 8.01% n Total Capital Ratio 14.6% n Loan to Deposit Ratio 64.48% n Net Interest Margin(TEY) (2) 3.05% n Diluted Earnings Per Share 0.21$ per share n Quarterly Cash Dividend 0.13$ per share

6 Heritage Commerce Corp Strategy Build a significant, well diversified, community business bank in Northern California (primarily the San Francisco Bay Area) ▪ Provide a diversified mix of lending and deposit products oriented to small and medium - sized business and professional organizations, non - profits, and community groups and their employees ▪ Deliver products and services through full - service branch offices located in key communities throughout the footprint ▪ Build the franchise through: ▪ Organic growth ▪ New loan team de novo office locations ▪ Mergers & Acquisitions 17 Branches

7 Heritage Commerce Corp Profile History: ▪ Heritage Bank of Commerce, a community business bank founded in 1994 headquartered in San Jose, California ▪ Heritage Commerce Corp, a California corporation organized in 1997, the holding company for Heritage Bank of Commerce Relationship Banking: ▪ Offers a full range of banking services to small and medium - sized businesses, professional organizations, non - profits, and community groups and their employees using a “Consultative” relationship banking approach Core Clientele: ▪ Small to medium - sized closely held businesses (and their principals and key employees) ▪ Professional organizations ▪ High net worth individuals ▪ Non - profits Specialty Expertise: ▪ Small Business Administration (“SBA”) Lending and loan sales ▪ Corporate Finance/Asset - Based Lending ▪ Factoring ▪ Construction Lending ▪ Cash Management ▪ Non - profit organizations, education, and churches ▪ Homeowner Association Services (“HOA”)

8 Heritage Commerce Corp Significant Events ▪ Acquired Bay View Funding in 4Q14 ▪ Acquired Focus Business Bank in 3Q15 ▪ Acquired Tri - Valley Bank in 2Q18 ▪ Acquired United American Bank in 2Q18 ▪ Acquired Presidio Bank in 4Q19 (the largest acquisition in our history) ▪ Adopted the Current Expected Credit Loss (“CECL”) methodology on January 1, 2020 ▪ Presidio systems and integration successfully completed in 1Q20 ▪ Finalized move to new San Jose headquarters in 3Q20 ▪ Funded 1,789 of SBA Paycheck Protection Program (“PPP”) loans totaling $530.8 million in 2020 and 2021. PPP loans totaled $37.4 million at March 31, 2022 ▪ Completed the issuance of $40 million of 5.00% Fixed - to - Floating Rate Subordinated Debt due 2032 on May 11, 2022

9 Market Share ▪ The Bank ranks second amongst independent c ommunity b anks headquartered in the San Francisco Bay Area (1) • Largest independent community bank headquartered in Santa Clara County (1) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Sum mary of Deposits as of June 30, 2021. (2) Does not include the Hollister Branch which is located in San Benito County. The Hollister Branch had $70,517 of deposits at Ju ne 30, 2021. Deposits 2021 Branch in Bay Area (1) Rank Bank Count ($000) Top Regional Banks: 1Fremont Bank 22 4,936,237 2 Heritage Bank of Commerce (2) 16 4,294,216 3Mechanics Bank 24 4,176,874 4Bank of Marin 15 2,084,662 5Sterling Bank and Trust, FSB 20 1,828,628 6California Bank of Commerce 2 1,686,263 7Avidbank 2 1,431,533 8Pacific Coast Bankers' Bank 1 1,136,317 9United Business Bank 8 830,845 10Community Bank of the Bay 3 697,935 Top National Franchises: 1Bank of America, NA 189 234,421,350 2Silicon Valley Bank 3 134,125,609 3Wells Fargo Bank, NA 205 127,518,335 4First Republic Bank 37 67,336,175 5JPMorgan Chase Bank, NA 196 63,419,901 6Bank of the West 75 31,421,384 7Citibank, NA 90 30,402,000 Totals for Market: (1) 1,295 833,296,070

10 Current Balance Sheet Highlights ( in $000’s ) Percent Change From: 3/31/22 12/31/21 3/31/21 12/31/21 3/31/21 n Total Assets 5,427,398$ 5,499,409$ 5,001,390$ -1% 9% n Total Loans 3,024,064$ 3,087,326$ 2,704,707$ -2% 12% n Core Deposits (1) 4,566,736$ 4,626,441$ 4,147,931$ -1% 10% n Total Deposits 4,689,905$ 4,759,412$ 4,279,102$ -1% 10% n Equity / Total Assets 11.07% 10.87% 11.63% 2% -5% n TCE (2) / Tangible Assets 8.01% 7.84% 8.26% 2% -3% n Total Capital Ratio 14.6% 14.4% 16.5% 1% -12% For the Periods Ended: (1) Excludes time deposits $250 and over and all CDARs (2) Tangible Common Equity

11 Operating Performance (Dollars in thousands, except per share amounts) (1) Earnings Per Share (2) Return on Average Tangible Assets (3) Return on Average Tangible Equity For the Quarter Ended: Percent Change From: Percent 1Q 2022 4Q 2021 1Q 2021 4Q 2021 1Q 2021 2021 2020 Change Net Interest Income $38,221 $38,109 $34,958 0% 9% $146,125 $141,890 3% Provision (Recapture) for Credit Losses on Loans(567) (615) (1,512) 8% -63% (3,134) 13,233 -124% Net Interest Income after Provision for Credit Losses on Loans38,788 38,724 36,470 0% 6% 149,259 128,657 16% Noninterest Income 2,460 2,810 2,301 -12% 7% 9,688 9,922 -2% Noninterest Expense 23,252 22,227 23,244 5% 0% 93,077 89,511 4% Income Before Income Taxes 17,996 19,307 15,527 -7% 16% 65,870 49,068 34% Income Tax Expense 5,130 5,342 4,323 -4% 19% 18,170 13,769 32% Net Income 12,866 $13,965 $11,204 -8% 15% $47,700 $35,299 35% Diluted EPS (1) 0.21$ 0.23$ 0.19$ -9% 11% 0.79$ 0.59$ 34% ROATA (2) 0.99% 1.00% 0.99% -1% 0% 0.96% 0.83% 16% ROATE (3) 12.47% 13.50% 11.50% -8% 8% 11.86% 9.04% 31% Net Interest Margin 3.05% 2.84% 3.22% 7% -5% 3.05% 3.50% -13% Efficiency Ratio 57.16% 54.32% 62.38% 5% -8% 59.74% 58.96% 1% Full Year

▪ Small to medium - sized business customer relationship focus in vibrant economic geography ▪ Competitive loan and deposit/cash management products catering to businesses ▪ Diversified specialty business units ▪ Highly experienced management team throughout the company ▪ Solid capital and liquidity management • 14.6% total capital ratio under the Basel III regulatory requirements at 3/31/22 • 64.48% loan to deposit ratio at 3/31/22 • Quarterly common dividend at $ 0.13 per share in the first quarter of 2022 and all of 2021 and 2020 ▪ Excellent locations and markets with solid market share among community banks • 17 branch locations • HBC ranks second in deposit market share amongst independent community banks (1) • San Francisco and San Jose combined MSA’s are second in the state of California in households with income greater than $200,000 (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2021. Positioned for Continued Growth in the San Francisco Bay Area 12

For more information contact: Deborah K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408 - 494 - 4542 13